                        ANNUAL REPORT / DECEMBER 31 2000

                            AIM MID CAP EQUITY FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                     TENDING THE GARDEN BY KONSTANTIN RODKO

          THIS CHARMING FOLK-ART PAINTING BY KONSTANTIN RODKO DEPICTS

             AN ATTENTIVE GARDENER CARING FOR HER TIDY CROP. LIKE A

          GARDENER, FUND MANAGERS LOOK FOR GROWING COMPANIES THAT MAY

                    ONE DAY BLOSSOM INTO MAJOR CORPORATIONS.

                     -------------------------------------

AIM Mid Cap Equity Fund seeks long-term growth of capital by investing primarily in the equity securities of mid-cap U.S. companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o For the fiscal year ended 12/31/00, the fund paid distributions of $3.642 per Class A, Class B and Class C share.
o Investing in micro-, small- and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Russell Midcap Index represents the performance of the stocks of domestic mid-capitalization companies.
o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I feel privileged to succeed Ted Bauer, who recently retired
    [PHOTO OF       as AIM's chairman after a long, successful career in the
    Robert H.       investment industry. Ted has always shown the highest degree
     Graham         of integrity and commitment to excellence, and I have always
   Chairman of      admired him greatly. I'm also proud to be part of the team
  the Board of      that launched AIM almost 25 years ago. From the beginning,
    THE FUND        AIM has been a very people-oriented, service-minded company,
  APPEARS HERE]     and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    Your AIM Mid Cap Equity Fund delivered strong performance during the fiscal year ended December 31. However, the markets in 2000 were particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory, down 9.1%. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one of every four years. What we have seen in 2000 is a normal downturn. This appears to be a worldwide trend. Throughout 2000, overseas markets generally were more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
The sharp correction in the last quarter of 2000, the burst Internet bubble and the first down year after five straight double-digit index gains have certainly tempered investors expectations. Record corporate negative earnings pre-announcements and a wave of analyst downgrades triggered this volatile backdrop and left many investors feeling shaken.
    Fortunately, there are ample reasons to remain optimistic. Shortly after the close of the calendar year, the Federal Reserve lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates has come the most attractive market valuation in several years. And while there is much concern that the economy's record long expansion may be rolling over to recession, a slower growth path with the Fed's goal, and now the Fed has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Investors expect a strengthening economy by the second half of the year.
    In Europe, the region's economic future continues to look bright. The euro appears to have stabilized, and restructuring, merger activity and tax reform bode well for European economies. In Asia and most of the rest of the world, a growing U.S. economy should bolster their economies and markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

DESPITE MARKET WOES, FUND REGISTERS IMPRESSIVE GAINS

MID-CAP STOCKS WERE ONE OF THE BRIGHTER SPOTS IN A DIFFICULT MARKET ENVIRONMENT IN 2000. HOW DID AIM MID CAP EQUITY FUND PERFORM?
Prudent stock selection and the solid performance of mid-cap stocks helped the fund post excellent returns for the fiscal year ended December 31, 2000. Excluding sales charges, total returns for Class A, Class B and Class C shares were 18.81%, 18.09% and 18.05%, respectively. The fund outperformed the Lipper Mid-Cap Core Fund Index and the Russell Midcap Index, which recorded gains of 6.26% and 8.25%, respectively, over the same period.
    Over the reporting period, total net assets in the fund increased from $333.7 million to $489.9 million.

WHAT WERE THE MAJOR STOCK-MARKET TRENDS?
A strong market rally during the initial months of 2000 gave way to a volatile, downward-trending market for the remainder of the year. Early in 2000, technology stocks led the market surge as the tech-laden Nasdaq soared to record levels well into March. Toward the end of that month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. Because investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to contain inflation, the sell-off ultimately spread to other market sectors.
    In May, the Fed raised the key federal funds rate from 6.0% to 6.5%, and left that rate unchanged for the remainder of the year. After rallying in late May and June, markets plunged in the third and fourth quarters of 2000 amid concerns about rising oil prices, unrest in the Middle East and disappointing corporate earnings growth for many companies. Uncertainty about the outcome of the presidential election, which wasn't resolved until December 12, contributed to the steep fourth-quarter market decline.
    But even the end of the election controversy failed to produce a sustained market rally as investors continued to be concerned about corporate earnings growth. By early December, the Fed was indicating that it might consider cutting interest rates in the wake of slowing economic growth. However, the shift in the Fed's bias was insufficient to counteract concerns about declining corporate earnings growth, and most key market indexes recorded losses for the year, with the Nasdaq falling a stunning 39.29%.
    In a reversal of recent trends, value stocks significantly outperformed growth stocks as many investors sought lower-priced equities. Mid-cap stocks outperformed large- and small-cap stocks. Mid-cap stocks benefited from their attractive valuations and the solid earnings-growth prospects of many medium-sized companies. By comparison, many larger companies experienced deteriorating earnings growth, and investors had misgivings about the earnings growth prospects of small companies.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE FISCAL YEAR?
As of December 31, 2000, the fund had 84 holdings, a few more than at the beginning of the year. Technology stocks made up less than 18% of the portfolio, down from nearly 31% at the outset of the year. While tech stocks struggled in 2000, we continued to hold the stocks of tech companies that we believe have strong earnings-growth prospects. We believe that the stocks of these companies will fare well in the long run.

                      -----------------------------------

                       AMONG THE BETTER-PERFORMING MARKET

                      SECTORS WERE HEALTH CARE, FINANCIAL

                        SERVICES, ENERGY AND UTILITIES.

                      -----------------------------------

[ART WORK]

FUND PERFORMANCE

TOTAL RETURNS OF
CLASS A, B & C SHARES VS. INDEXES

For year ended 12/31/00
================================================================================
FUND CLASS A SHARES                18.81%

FUND CLASS B SHARES                18.09%

FUND CLASS C SHARES                18.05%

RUSSELL MIDCAP INDEX                8.25%

LIPPER MID-CAP CORE INDEX           6.26%
================================================================================

GROWTH OF TOTAL NET ASSETS

12/31/99-12/31/00
================================================================================
12/31/99       $333.7 MILLION

12/31/00       $489.9 MILLION
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to differing fees and expenses.

For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

          See important fund and index disclosures inside front cover.

                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                     -------------------------------------

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                         YOUR ACCOUNT AND THEN CLICK ON

                            THE "VIEW OTHER ACCOUNT

                          OPTIONS" DROPDOWN  MENU AND

                              SELECT "eDELIVERY."

                     -------------------------------------

    The fund's weighting in energy stocks increased from 9% to nearly 14% of the portfolio. Energy stocks got a boost from rising oil and natural-gas prices. We were able to find attractively priced stocks of energy companies with solid earnings.
    Health-care stocks increased from 6% to more than 14% of the portfolio during the fiscal year. Investors favored them because demand for health-care services and products tends to be unaffected by economic trends.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AT THE END OF THE REPORTING PERIOD?

o   COORS, the fund's largest holding, is one of the nation's leading brewers.
o CONCORD EFS, a financial-services firm, processes credit and debit card transactions mainly for supermarkets and convenience stores. The firm has a nationwide network of ATMs designed for use by the trucking industry.
o TEVA PHARMACEUTICAL, an Israeli firm, makes generic versions of brand-name drugs for heart conditions, pain and other maladies.
o APOGENT TECHNOLOGIES makes laboratory products, such as water-purification systems, for domestic and foreign markets.
o WISCONSIN ENERGY provides electricity and natural gas to customers in two states.
o H&R BLOCK is the nation's leading tax-return preparer, serving an estimated 15% of the tax-paying population.
o BIOVAIL provides time-released drug-delivery-systems for arthritis, hypertension and other disorders.
o KINDER MORGAN operates more than 30,000 miles of pipelines for transporting natural gas and other products.
o   APW makes enclosures for housing and protecting electronic systems.
o RAYTHEON, the nation's third-largest aerospace and defense company, makes electronic products and commercial and military aircraft.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
The situation was mixed. Late in 2000, markets were roiled by a string of corporate warnings about earnings and revenue expectations. Many believe earnings may continue to disappoint for the next six to eight months, as capital expenditures and consumer spending may slow or decline.

    On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession, signaling the possibility of rate cuts aimed at stimulating the economy. Historically, declining interest rates bode well for stocks. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low. Prices of many stocks had been brought to much more reasonable levels by the steep downturn in equity markets during the last quarter of 2000, a potential buying opportunity.
    Given the level of uncertainty surrounding short-term economic trends, we can expect market volatility to continue and thus regard this as an environment in which investors would be well advised to maintain a long-term investment perspective.

[ART WORK]

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets

===================================================================================================================
TOP 10 EQUITY HOLDINGS                                        TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------
 1. Coors (Adolph) Co.-Class B                         2.46%   1. Health Care (Drugs-Generic & Other)         7.76%
 2. Concord EFS, Inc.                                  2.38    2. Oil & Gas (Drilling & Equipment)            6.91
 3. Teva Pharmaceutical Industries Ltd.-ADR (Israel)   2.18    3. Electronics (Semiconductors)                6.83
 4. Apogent Technologies Inc.                          1.90    4. Oil & Gas (Exploration & Production)        6.03
 5. Wisconsin Energy Corp.                             1.84    5. Electrical Equipment                        5.19
 6. H&R Block, Inc.                                    1.77    6. Services (Commercial & Consumer)            3.85
 7. Biovail Corp. (Canada)                             1.59    7. Health Care (Medical Products & Supplies)   3.33
 8. Kinder Morgan, Inc.                                1.49    8. Electric Companies                          3.02
 9. APW Limited                                        1.48    9. Manufacturing (Specialized)                 2.78
10. Raytheon Co.-Class A                               1.48   10. Foods                                       2.78

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================

          See important fund and index disclosures inside front cover.

                             AIM MID CAP EQUITY FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM MID CAP EQUITY FUND VS. BENCHMARK INDEX

6/9/87-12/31/00

in thousands
================================================================================
                       AIM MID CAP              RUSSELL
DATE           EQUITY FUND CLASS A SHARES     MIDCAP INDEX
--------------------------------------------------------------------------------
6/9/87                  $ 9,450                 $10,000
12/31/1987                8,089                   8,526
12/31/1988                8,990                  10,215
12/31/1989               13,914                  12,896
12/31/1990               12,884                  11,415
12/31/1991               15,367                  16,156
12/31/1992               20,243                  18,799
12/31/1993               21,933                  21,484
12/31/1994               25,376                  21,038
12/31/1995               31,267                  28,283
12/31/1996               36,163                  33,657
12/31/1997               41,252                  43,422
12/31/1998               39,312                  47,804
12/31/1999               53,908                  56,516
12/31/2000              $64,059                 $61,183

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 6/9/87-12/31/00. (Index performance is from 5/31/87-12/31/00.) It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. A market index such as the Russell Midcap Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/9/87)               14.68%
  10 years                         16.73
  5 years                          14.12
  1 year                           12.26*
  *18.81% excluding sales charges

CLASS B SHARES
  Inception (4/1/93)               16.37%
  5 years                          14.41
  1 year                           13.09*
  *18.09% excluding CDSC

CLASS C SHARES
  Inception (5/03/99)              29.37%
  1 year                           17.05*
  *18.05% excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our
    Web site--www.aimfunds.com. More detail is available to you at that site.


                           [ARTWORK/PHOTO OF PADLOCK]


 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / FOR CONSIDERATION

PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 70 1\2 and have earned income, or be a non-working spouse.
    If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:
o   The account holder is at least 59 1\2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.

    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.
    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
    Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,

                    THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o STARTING AT 25, SUSAN CONTRIBUTED $2,000 A YEAR to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.

o BILL STARTED INVESTING AT 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.

o KATE WAITED UNTIL SHE WAS 45 TO START INVESTING FOR RETIREMENT. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.

    Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

LINE CHART, GRAPHIC OF CHICKEN/NEST EGG


                                      (continued)
25 yr old    35 yr old   45 yr old    25 yr old       35 yr old      45 yr old
2200                                     100037          40769          2200
4620                                     110041          47045          4620
7282                                     121045          53950          7282
10210                                    133149          61545          10210
13431                                    146464          69899          13431
16974                                    161110          76889          16974        SUSAN
20872                                    177222          84578          20872        $611,815
25159                                    194944          93036          25159
29875                                    214438          102340         29875        BILL
35062                                    235882          112574         35062        $291,987
38569        2200                        259470          123831         40769
42425        4620                        285417          136214         47045        KATE
46668        7282                        313959          149836         53950        $126,005
51335        10210                       345355          164819         61545
56468        13431                       379890          181301         69899
62115        16974                       417879          199431         79089
68327        20872                       459667          219374         89198
75159        25159                       505634          241312         100318
82675        29875                       556197          265443         112550
90943        35062                       611817          291987         126005
                                         672998          321186         140805

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.


                             AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / FOR CONSIDERATION


plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
    Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
    NOTE: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
    When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
--------------------------------------------------------------------------------
IS TAX-EXEMPT INVESTING FOR YOU?
o   Has your federal income tax bill gone up in the past few years?
o   Do your investments provide a significant amount of your income?
o   Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?
If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.
--------------------------------------------------------------------------------
    This discussion does not constitute tax advice. Discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.

COMPARING YIELDS SHOWS
APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
    Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD

at 2000 federal income tax rates*


                               MARGINAL     TAX      EXEMPT   YIELD
TAXABLE INCOME                 INCOME        5%        6%      7%
(JOINT RETURN)                 TAX RATE    TAXABLE-EQUIVALENT YIELD
--------------------------------------------------------------------------------
$0-$43,850                     15%         5.9%     7.1%       8.2%

$43,851-$105,950               28          6.9      8.3        9.7

$105,951-$161,450              31          7.2      8.7       10.1

$161,451-$288,350              36          7.8      9.4       10.9

MORE THAN $288,350             39.6        8.3      9.9       11.6
--------------------------------------------------------------------------------
This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund. *A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.

                            AIM MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-88.35%

BANKS (REGIONAL)-1.28%

Bank United Corp.-Class A                92,000   $  6,273,250
==============================================================

BEVERAGES (ALCOHOLIC)-2.46%

Coors (Adolph) Co.-Class B              150,000     12,046,875
==============================================================

CHEMICALS (SPECIALTY)-1.11%

Cambrex Corp.                           120,000      5,430,000
==============================================================

COMMUNICATIONS EQUIPMENT-1.34%

L-3 Communications Holdings,
  Inc.(a)                                85,000      6,545,000
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.91%

PeopleSoft, Inc.(a)                     120,000      4,462,500
==============================================================

CONSTRUCTION (CEMENT & AGGREGATES)-0.95%

Martin Marietta Materials, Inc.         110,000      4,653,000
==============================================================

ELECTRIC COMPANIES-3.02%

Orion Power Holdings, Inc.(a)           235,000      5,786,875
--------------------------------------------------------------
Wisconsin Energy Corp.                  400,000      9,025,000
==============================================================
                                                    14,811,875
==============================================================

ELECTRICAL EQUIPMENT-5.19%

Amphenol Corp.-Class A(a)               115,000      4,506,562
--------------------------------------------------------------
APW Ltd.(a)                             215,000      7,256,250
--------------------------------------------------------------
Harman International Industries,
  Inc.                                  150,000      5,475,000
--------------------------------------------------------------
Molex, Inc.-Class A                     140,875      3,583,508
--------------------------------------------------------------
Rayovac Corp.(a)                        150,000      2,128,125
--------------------------------------------------------------
Vishay Intertechnology, Inc.(a)         165,000      2,495,625
==============================================================
                                                    25,445,070
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.79%

Avnet, Inc.                             180,000      3,870,000
==============================================================

ELECTRONICS (DEFENSE)-1.48%

Raytheon Co.-Class A                    250,000      7,250,000
==============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.95%

Agilent Technologies, Inc.(a)            85,000      4,653,750
==============================================================

ELECTRONICS (SEMICONDUCTORS)-6.83%

Cirrus Logic, Inc.(a)                   300,000      5,625,000
--------------------------------------------------------------
Cypress Semiconductor Corp.(a)          150,000      2,953,125
--------------------------------------------------------------
Dallas Semiconductor Corp.              210,000      5,381,250
--------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                               190,000      6,293,750
--------------------------------------------------------------
Lattice Semiconductor Corp.(a)          375,000      6,890,625
--------------------------------------------------------------
LSI Logic Corp.(a)                       85,000      1,452,650
--------------------------------------------------------------
Xilinx, Inc.(a)                         105,000      4,843,125
==============================================================
                                                    33,439,525
==============================================================

                                                     MARKET
                                      SHARES         VALUE

EQUIPMENT (SEMICONDUCTOR)-2.57%

Credence Systems Corp.                  200,000   $  4,600,000
--------------------------------------------------------------
Novellus Systems, Inc.(a)               140,000      5,031,250
--------------------------------------------------------------
Rudolph Technologies, Inc.(a)            98,000      2,958,375
==============================================================
                                                    12,589,625
==============================================================

FINANCIAL (DIVERSIFIED)-0.62%

Ambac Financial Group, Inc.              52,500      3,061,406
==============================================================

FOODS-2.78%

Earthgrains Co. (The)                   270,000      4,995,000
--------------------------------------------------------------
Keebler Foods Co.                       110,000      4,558,125
--------------------------------------------------------------
Suiza Foods Corp.(a)                     85,000      4,080,000
==============================================================
                                                    13,633,125
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-7.76%

Alpharma Inc.-Class A                   135,000      5,923,125
--------------------------------------------------------------
Biovail Corp. (Canada)(a)               200,000      7,768,000
--------------------------------------------------------------
King Pharmaceuticals, Inc.(a)           140,231      7,248,190
--------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                     146,000     10,694,500
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         125,000      6,398,437
==============================================================
                                                    38,032,252
==============================================================

HEALTH CARE (MANAGED CARE)-2.15%

First Health Group Corp.(a)             115,000      5,354,687
--------------------------------------------------------------
Wellpoint Health Networks Inc.(a)        45,000      5,186,250
==============================================================
                                                    10,540,937
==============================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-3.33%

Apogent Technologies Inc.(a)            455,000      9,327,500
--------------------------------------------------------------
Edwards Lifesciences Corp.(a)           250,000      4,437,500
--------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)      151,666      2,559,364
==============================================================
                                                    16,324,364
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-0.57%

Charles River Laboratories
  International, Inc.(a)                102,200      2,797,725
==============================================================

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.09%

Clorox Co.                              150,000      5,325,000
==============================================================

INSURANCE (LIFE/HEALTH)-1.34%

Conseco, Inc.                           496,000      6,541,000
==============================================================

INSURANCE (PROPERTY &
  CASUALTY)-1.16%

XL Capital Ltd.-Class A (Bermuda)        65,000      5,679,375
==============================================================

INSURANCE BROKERS-0.80%

Aon Corp.                               115,000      3,938,750
==============================================================

LEISURE TIME (PRODUCTS)-0.22%

Mattel, Inc.                             76,000      1,097,440
==============================================================

                                                     MARKET
                                      SHARES         VALUE

MACHINERY (DIVERSIFIED)-1.16%

Actuant Corp.-Class A                   215,000   $    645,000
--------------------------------------------------------------
Ingersoll-Rand Co.                      120,000      5,025,000
==============================================================
                                                     5,670,000
==============================================================

MANUFACTURING (SPECIALIZED)-2.78%

Mettler-Toledo International
  Inc.(a)                                65,000      3,534,375
--------------------------------------------------------------
Millipore Corp.                          90,000      5,670,000
--------------------------------------------------------------
Parker-Hannifin Corp.                   100,000      4,412,500
==============================================================
                                                    13,616,875
==============================================================

NATURAL GAS-1.49%

Kinder Morgan, Inc.                     140,000      7,306,250
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-6.91%

BJ Services Co.(a)                       90,000      6,198,750
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  80,000      5,285,000
--------------------------------------------------------------
Rowan Cos., Inc.(a)                     180,000      4,860,000
--------------------------------------------------------------
Santa Fe International Corp.             61,100      1,959,019
--------------------------------------------------------------
Smith International, Inc.(a)             80,000      5,965,000
--------------------------------------------------------------
Transocean Sedco Forex Inc.              80,000      3,680,000
--------------------------------------------------------------
Weatherford International, Inc.(a)      125,000      5,906,250
==============================================================
                                                    33,854,019
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-6.03%

Anadarko Petroleum Corp.                 80,000      5,686,400
--------------------------------------------------------------
Apache Corp.                             85,000      5,955,312
--------------------------------------------------------------
Burlington Resources Inc.                63,000      3,181,500
--------------------------------------------------------------
Devon Energy Corp.                       50,000      3,048,500
--------------------------------------------------------------
EOG Resources, Inc.                     125,000      6,835,937
--------------------------------------------------------------
Noble Affiliates, Inc.                  105,000      4,830,000
==============================================================
                                                    29,537,649
==============================================================

OIL & GAS (REFINING &
  MARKETING)-1.10%

Valero Energy Corp.                     145,000      5,392,187
==============================================================

PHOTOGRAPHY/IMAGING-0.71%

Zebra Technologies Corp.-Class
  A(a)                                   85,000      3,467,734
==============================================================

PUBLISHING-0.92%

Reader's Digest Association Inc.
  (The)-Class A                         115,000      4,499,375
==============================================================

PUBLISHING (NEWSPAPERS)-0.20%

New York Times Co. (The)-Class A         25,000      1,001,563
==============================================================

RESTAURANTS-1.94%

Jack in the Box Inc.(a)                 165,000      4,857,188
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RESTAURANTS-(CONTINUED)

Outback Steakhouse, Inc.(a)             180,000   $  4,657,500
==============================================================
                                                     9,514,688
==============================================================

RETAIL (DISCOUNTERS)-1.09%

Family Dollar Stores, Inc.              250,000      5,359,375
==============================================================

RETAIL (DRUG STORES)-1.35%

CVS Corp.                               110,000      6,593,125
==============================================================

RETAIL (SPECIALTY)-1.35%

Barnes & Noble, Inc.(a)                 250,000      6,625,000
==============================================================

SAVINGS & LOAN COMPANIES-1.21%

Dime Bancorp, Inc.                      200,000      5,912,500
==============================================================

SERVICES (COMMERCIAL & CONSUMER)-3.85%

Convergys Corp.(a)                      105,000      4,757,813
--------------------------------------------------------------
H&R Block, Inc.                         210,000      8,688,750
--------------------------------------------------------------
IMS Health Inc.                         200,000      5,400,000
==============================================================
                                                    18,846,563
==============================================================

SERVICES (DATA PROCESSING)-2.38%

Concord EFS, Inc.(a)                    265,000     11,643,438
==============================================================

TELEPHONE-1.54%

Broadwing Inc.(a)                       134,875      3,076,836
--------------------------------------------------------------
CenturyTel, Inc.                        125,000      4,468,750
==============================================================
                                                     7,545,586
==============================================================

TEXTILES (APPAREL)-0.46%

Jones Apparel Group, Inc.(a)             70,000      2,253,125
==============================================================

WASTE MANAGEMENT-1.18%

Republic Services, Inc.(a)              335,000      5,757,813
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $335,019,705)                                432,838,709
==============================================================

                                      SHARES
MONEY MARKET FUNDS-16.55%

STIC Liquid Assets Portfolio(b)      40,531,038     40,531,038
--------------------------------------------------------------
STIC Prime Portfolio(b)              40,531,039     40,531,039
==============================================================
    Total Money Market Funds
      (Cost $81,062,077)                            81,062,077
==============================================================
TOTAL INVESTMENTS-104.90% (Cost
  $416,081,782)                                    513,900,786
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(4.90%)                                   (24,023,386)
==============================================================
NET ASSETS-100.00%                                $489,877,400
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost
  $416,081,782)*                                $513,900,786
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 4,657,941
------------------------------------------------------------
  Dividends                                          635,634
------------------------------------------------------------
Collateral for securities loaned                  32,383,730
------------------------------------------------------------
Other assets                                          12,809
============================================================
    Total assets                                 551,590,900
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           27,577,079
------------------------------------------------------------
  Fund shares reacquired                             751,546
------------------------------------------------------------
  Collateral upon return of securities loaned     32,383,730
------------------------------------------------------------
Accrued advisory fees                                278,206
------------------------------------------------------------
Accrued administrative services fees                   9,570
------------------------------------------------------------
Accrued distribution fees                            467,976
------------------------------------------------------------
Accrued transfer agent fees                          116,926
------------------------------------------------------------
Accrued operating expenses                           128,467
============================================================
    Total liabilities                             61,713,500
============================================================
Net assets applicable to shares outstanding     $489,877,400
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $259,802,848
____________________________________________________________
============================================================
Class B                                         $210,608,479
____________________________________________________________
============================================================
Class C                                         $ 19,466,073
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           10,808,678
____________________________________________________________
============================================================
Class B                                            9,418,980
____________________________________________________________
============================================================
Class C                                              871,630
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      24.04
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $24.04 divided by
      94.50%)                                   $      25.44
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      22.36
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      22.33
____________________________________________________________
============================================================

* At December 31, 2000, securities with an aggregate market value of $31,876,359 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $7,994)                                        $ 1,797,328
------------------------------------------------------------
Dividends from affiliated money market funds       5,048,109
------------------------------------------------------------
Interest                                             173,285
------------------------------------------------------------
Security lending                                      48,034
============================================================
    Total investment income                        7,066,756
============================================================

EXPENSES:

Advisory fees                                      2,947,272
------------------------------------------------------------
Administrative services fees                         101,673
------------------------------------------------------------
Custodian fees                                        35,290
------------------------------------------------------------
Distribution fees -- Class A                         760,049
------------------------------------------------------------
Distribution fees -- Class B                       1,811,104
------------------------------------------------------------
Distribution fees -- Class C                          80,057
------------------------------------------------------------
Transfer agent fees                                  821,652
------------------------------------------------------------
Trustees' fees                                        17,351
------------------------------------------------------------
Other                                                203,992
============================================================
    Total expenses                                 6,778,440
============================================================
Less: Expenses paid indirectly                        (8,298)
------------------------------------------------------------
    Net expenses                                   6,770,142
============================================================
Net investment income                                296,614
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities      45,254,552
============================================================
Change in net unrealized appreciation of
  investment securities                           18,237,197
============================================================
Net gain from investment securities               63,491,749
============================================================
Net increase in net assets resulting from
  operations                                     $63,788,363
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    296,614    $ (1,077,771)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  45,254,552      72,527,338
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  18,237,197      19,996,181
==========================================================================================
    Net increase in net assets resulting from operations        63,788,363      91,445,748
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (32,973,812)    (16,323,689)
------------------------------------------------------------------------------------------
  Class B                                                      (28,962,310)    (14,494,421)
------------------------------------------------------------------------------------------
  Class C                                                       (2,380,170)       (129,452)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (193,799)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       79,673,859     (34,855,409)
------------------------------------------------------------------------------------------
  Class B                                                       59,956,998     (40,751,032)
------------------------------------------------------------------------------------------
  Class C                                                       19,324,215       1,442,045
------------------------------------------------------------------------------------------
  Advisor Class*                                                (2,218,024)        909,831
==========================================================================================
    Net increase (decrease) in net assets                      156,209,119     (12,950,178)
==========================================================================================

NET ASSETS:

  Beginning of year                                            333,668,281     346,618,459
==========================================================================================
  End of year                                                 $489,877,400    $333,668,281
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $381,731,374    $222,894,326
------------------------------------------------------------------------------------------
  Undistributed net investment income                              296,614              --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    10,030,408      31,192,148
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              97,819,004      79,581,807
==========================================================================================
                                                              $489,877,400    $333,668,281
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net realized gains decreased by $2,100,000 and paid in capital increased by $2,100,000 as a result of differences due to utilization of a portion of proceeds from redemptions as distributions for federal income tax purposes. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to offset arrangements, if any) to the maximum annual rate of 1.75%, 2.40% and 2.40% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 2000, AIM was paid $101,673 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2000, AFS was paid $507,683 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $760,049, $1,811,104 and $80,057, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $177,606 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $4,238 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,696 and reductions in custodian fees of $1,602 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $8,298.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, securities with an aggregate value of $31,876,359 were on loan to brokers. The loans were secured by cash collateral of $32,383,730 received by the Fund and invested in affiliated money market funds as follows:
$16,191,865 in STIC Liquid Assets Portfolio and $16,191,865 in STIC Prime Portfolio. For the year ended December 31, 2000, the Fund received fees of $48,034 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $345,956,056 and $233,878,261, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $110,288,272
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (13,465,715)
============================================================
Net unrealized appreciation of investment
  securities                                    $ 96,822,557
____________________________________________________________
============================================================
Cost of investments for tax purposes is $417,078,229.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      4,070,797    $106,892,357     2,331,884    $ 45,474,921
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,612,200      64,245,671       743,118      14,758,662
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       766,820      18,842,465        67,678       1,380,504
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  1,493          35,592        49,583       1,032,846
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,343,990      30,603,452       685,215      14,958,133
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,281,945      27,163,899       648,821      13,404,549
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       105,132       2,224,587         5,521         114,003
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                     --              --         8,785         193,799
======================================================================================================================
Conversion of Advisor Class Shares to Class A Shares***:
  Class A                                                         93,124       2,242,422            --              --
----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (92,129)     (2,242,422)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,304,101)    (60,064,372)   (4,913,896)    (95,288,463)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,290,871)    (31,452,572)   (3,686,690)    (68,914,243)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (70,810)     (1,742,837)       (2,711)        (52,462)
----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                   (500)        (11,194)      (15,098)       (316,814)
======================================================================================================================
                                                               6,517,090    $156,737,048    (4,077,790)   $(73,254,565)
______________________________________________________________________________________________________________________
======================================================================================================================

*   Class C shares commenced sales on May 3, 1999.
** Advisor Class share activity for the period January 1, 2000 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)       1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  23.48    $  18.97    $  21.01    $  20.77    $  19.07
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.10       (0.01)      (0.24)      (0.20)       0.03
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.10        6.88       (0.81)       3.00        2.96
======================================================================================================================
    Total from investment operations                              4.20        6.87       (1.05)       2.80        2.99
======================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.64)      (2.36)      (0.99)      (2.56)      (1.29)
======================================================================================================================
Net asset value, end of period                                $  24.04    $  23.48    $  18.97    $  21.01    $  20.77
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  18.76%      37.13%      (4.71)%     14.05%      15.65%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $259,803    $178,550    $180,258    $255,674    $343,427
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets(c)                        1.37%(d)    1.46%       1.56%       1.37%       1.36%
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.38%(d)   (0.07)%     (1.09)%     (0.90)%      0.12%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             72%        90%         168%        190%        253%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c) Ratio includes waiver and expense reductions. Ratio of expenses to average net assets excluding waivers and expense reductions were 1.57%, 1.48% and 1.41% for 1998, 1997 and 1996, respectively.
(d)  Ratios are based on average daily net assets of $217,156,798.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)       1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  22.21    $  18.16    $  20.31    $  20.28    $  18.77
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)      (0.14)      (0.38)      (0.34)      (0.11)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.86        6.55       (0.78)       2.93        2.91
======================================================================================================================
    Total from investment operations                              3.79        6.41       (1.16)       2.59        2.80
======================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.64)      (2.36)      (0.99)      (2.56)      (1.29)
======================================================================================================================
Net asset value, end of period                                $  22.36    $  22.21    $  18.16    $  20.31    $  20.28
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  17.98%      36.25%      (5.41)%     13.35%      14.82%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $210,608    $151,392    $165,447    $255,468    $334,590
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets(c)                        2.02%(d)    2.11%       2.21%       2.02%       2.01%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.27)%(d)  (0.72)%     (1.74)%     (1.55)%     (0.53)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             72%         90%        168%        190%        253%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c) Ratio includes waiver and expense reductions. Ratio of expenses to average net assets excluding waivers and expense reductions were 2.22%, 2.13% and 2.06% for 1998, 1997 and 1996, respectively.
(d)  Ratios are based on average daily net assets of $181,110,447.

                                                                         CLASS C
                                                              -----------------------------
                                                                               MAY 3, 1999
                                                                               (DATE SALES
                                                               YEAR ENDED     COMMENCED) TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                2000(a)          1999(a)
                                                              ------------    -------------
Net asset value, beginning of period                            $ 22.19          $19.02
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.07)          (0.10)
-------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           3.85            5.63
===========================================================================================
    Total from investment operations                               3.78            5.53
===========================================================================================
Less distributions:
  Distributions from net realized gains                           (3.64)          (2.36)
===========================================================================================
Net asset value, end of period                                  $ 22.33          $22.19
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   17.95%          29.98%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $19,466          $1,564
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets                            2.02%(c)        2.11%(d)
===========================================================================================
Ratio of net investment income (loss) to average net assets       (0.27)%(c)      (0.72)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                              72%             90%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,005,686.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Mid Cap Equity Fund

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Equity Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

BOARD OF TRUSTEES                                      OFFICERS                              OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                      11 Greenway Plaza
Chairman, President and Chief Executive Officer,       Chairman and President                Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                       Dana R. Sutton
C. Derek Anderson                                      Vice President and Treasurer          INVESTMENT MANAGER
Senior Managing Partner,
Plantagenet Capital                                    Melville B. Cox                       A I M Advisors, Inc.
Management, LLC (an investment                         Vice President                        11 Greenway Plaza
partnership); Chief Executive Officer,                                                       Suite 100
Plantagenet Holdings, Ltd.                             Gary T. Crum                          Houston, TX 77046
(an investment banking firm)                           Vice President
                                                                                             TRANSFER AGENT
Frank S. Bayley                                        Carol F. Relihan
Partner, law firm of                                   Vice President and Secretary          A I M Fund Services, Inc.
Baker & McKenzie                                                                             P.O. Box 4739
                                                       Mary J. Benson                        Houston, TX 77210-4739
Ruth H. Quigley                                        Assistant Vice President and
Private Investor                                       Assistant Treasurer                   CUSTODIAN

                                                       Sheri Morris                          State Street Bank and Trust Company
                                                       Assistant Vice President and          225 Franklin Street
                                                       Assistant Treasurer                   Boston, MA 02110

                                                       Nancy L. Martin                       COUNSEL TO THE FUND
                                                       Assistant Secretary
                                                                                             Kirkpatrick & Lockhart LLP
                                                       Ofelia M. Mayo                        1800 Massachusetts Avenue, N.W.
                                                       Assistant Secretary                   Washington, D.C. 20036-1800

                                                       Kathleen J. Pflueger                  COUNSEL TO THE TRUSTEES
                                                       Assistant Secretary
                                                                                             Paul, Hastings, Janofsky & Walker LLP
                                                       Timothy D. Yang                       Twenty Third Floor
                                                       Assistant Secretary                   555 South Flower Street
                                                                                             Los Angeles, CA 90071

                                                                                             DISTRIBUTOR

                                                                                             A I M Distributors, Inc.
                                                                                             11 Greenway Plaza
                                                                                             Suite 100
                                                                                             Houston, TX 77046

                                                                                             AUDITORS

                                                                                             PricewaterhouseCoopers LLP
                                                                                             160 Federal Street
                                                                                             Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 4.66% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $33,996,691 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has
                                                                                          provided leadership in the mutual
       MORE AGGRESSIVE                                 MORE AGGRESSIVE                    fund industry since 1976 and
                                                                                          managed approximately $170 billion
AIM Small Cap Opportunities(1)               AIM Latin American Growth                    in assets for nine million
AIM Mid Cap Opportunities(2)                 AIM Developing Markets                       shareholders, including individual
AIM Large Cap Opportunities(3)               AIM European Small Company                   investors, corporate clients and
AIM Emerging Growth                          AIM Asian Growth                             financial institutions, as of
AIM Small Cap Growth(4)                      AIM Japan Growth                             December 31, 2000.
AIM Aggressive Growth                        AIM International Emerging Growth                The AIM Family of
AIM Mid Cap Growth                           AIM European Development                     Funds--Registered Trademark-- is
AIM Small Cap Equity                         AIM Euroland Growth                          distributed nationwide, and AIM
AIM Capital Development                      AIM Global Aggressive Growth                 today is the eighth-largest mutual
AIM Constellation                            AIM International Equity                     fund complex in the United States
AIM Dent Demographic Trends                  AIM Advisor International Value              in assets under management,
AIM Select Growth                            AIM Worldwide Spectrum                       according to Strategic Insight, an
AIM Large Cap Growth                         AIM Global Trends                            independent mutual fund monitor.
AIM Weingarten                               AIM Global Growth                                AIM is a subsidiary of AMVESCAP
AIM Mid Cap Equity                                                                        PLC, one of the world's largest
AIM Value II                                          MORE CONSERVATIVE                   independent financial services
AIM Charter                                                                               companies with $402 billion in
AIM Value                                            SECTOR EQUITY FUNDS                  assets under management as of
AIM Blue Chip                                                                             December 31, 2000.
AIM Basic Value                                        MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                 AIM New Technology
AIM Advisor Flex                             AIM Global Telecommunications and Technology
                                             AIM Global Infrastructure
      MORE AGGRESSIVE                        AIM Global Resources
                                             AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Advisor Real Estate
                                             AIM Global Utilities


                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                     TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                                   MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                         MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

  MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                MCE-AR-1